UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

          Date of Report (Date of earliest reported): January 19, 2005

                            SHARP HOLDING CORPORATION
               (Exact name of registrant as specified in charter)
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

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            Delaware                      000-28829                        65-0970516
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
(State or Other Jurisdiction of    (Commission File Number)     (IRS Employer Identification No.)
 Incorporation or Organization)
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

          13231 Champion Forest Drive, Suite 213, Houston, Texas 77069
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (713) 960-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

To obtain funding for its ongoing operations, Sharp Holding Corporation (the "Company") entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (collectively, the "Investors") on November 30, 2004 for the sale of (i) $1,000,000 in callable convertible secured notes (the "Notes") and (ii) common stock purchase warrants to buy 1,000,0000 shares of the Company's common stock (the "Warrants").

On November 30, 2004, the Investors purchased $500,000 in Notes and received Warrants to purchase 500,000 shares of the Company's common stock. On December 30, 2004, the Investors purchased $200,000 in Notes and received Warrants to purchase 200,000 shares of the Company's common stock. On January 19, 2005, the Investors purchased $300,000 in Notes and received Warrants to purchase 300,000 shares of the Company's common stock.

The Notes bear interest at 8%, mature two years from the date of issuance, and are convertible into our common stock, at the Investors' option, at the lower of
(i) $0.21 or (ii) 65% of the average of the three lowest intraday trading prices for the Company's common stock during the 20 trading days before, but not including, the conversion date. The Company may prepay the Notes in the event that no event of default exists, there are a sufficient number of shares available for conversion of the Notes and the market price is at or below $.21 per share. The full principal amount of the Notes is due upon default under the terms of Notes. In addition, the Company has granted the Investors a security interest in substantially all of its assets and intellectual property as well as registration rights. The Company registered the shares of common stock issuable upon conversion of the Notes and exercise of the Warrants on a Form S-2 Registration Statement, which was declared effective on January 14, 2005.

The Warrants are exercisable until five years from the date of issuance at a purchase price of $0.17 per share. In addition, the exercise price of the Warrants is adjusted in the event the Company issues common stock at a price below market.

The Investors have contractually agreed to restrict their ability to convert the Notes and exercise the Warrants and receive shares of the Company's common stock such that the number of shares of the Company's common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of the Company's common stock.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The sale of the Notes described in Item 1.01 was completed on November 30, 2004 with respect to $500,000 of the Notes, December 30, 2004 with respect to $200,000 of the Notes and January 19, 2005 with respect to $300,000 of the Notes. As of the date hereof, the Company is obligated on $1,000,000 in face amount of Notes issued to the Investors. The Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

The Notes and Warrants described in Item 1.01 were offered and sold to the Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the Investors is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description

4.1 Securities Purchase Agreement dated November 30, 2004 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (incorporated by reference to Form 8-K Current Report filed on December 3, 2004)

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4.2               Callable   Secured   Convertible  Note  in  the  name  of  New
                  Millennium Capital Partners II, LLC dated November 30, 2004 (incorporated by reference to Form 8-K Current Report filed on December 3, 2004)

4.3 Callable Secured Convertible Note in the name of AJW Qualified Partners, LLC dated November 30, 2004 (incorporated by reference to Form 8-K Current Report filed on December 3,
                  2004)

4.4 Callable Secured Convertible Note in the name of AJW Offshore, Ltd. dated November 30, 2004 (incorporated by reference to Form 8-K Current Report filed on December 3, 2004)

4.5 Callable Secured Convertible Note in the name of AJW Partners, LLC dated November 30, 2004 (incorporated by reference to Form 8-K Current Report filed on December 3, 2004)

4.6 Stock Purchase Warrant in the name of New Millennium Capital Partners II, LLC dated November 30, 2004 (incorporated by reference to Form 8-K Current Report filed on December 3,
                  2004)

4.7 Stock Purchase Warrant in the name of AJW Qualified Partners, LLC dated November 30, 2004 (incorporated by reference to Form 8-K Current Report filed on December 3, 2004)

4.8 Stock Purchase Warrant in the name of AJW Offshore, Ltd. dated November 30, 2004 (incorporated by reference to Form 8-K Current Report filed on December 3, 2004)

4.9 Stock Purchase Warrant in the name of AJW Partners, LLC dated November 30, 2004 (incorporated by reference to Form 8-K Current Report filed on December 3, 2004)

4.10 Registration Rights Agreement dated November 30, 2004 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (incorporated by reference to Form 8-K Current Report filed on December 3, 2004)

4.11 Security Agreement dated November 30, 2004 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (incorporated by reference to Form 8-K Current Report filed on December 3, 2004)

4.12 Intellectual Property Security Agreement dated November 30, 2004 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (incorporated by reference to Form 8-K Current Report filed on December 3, 2004)

4.13 Guaranty and Pledge Agreement dated November 30, 2004 by and among the Company, George Sharp and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (incorporated by reference to Form 8-K Current Report filed on December 3, 2004)

4.14 Callable Secured Convertible Note in the name of New Millennium Capital Partners II, LLC dated December 30, 2004 (incorporated by reference to Form 8-K Current Report filed on January 3, 2005)


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4.15              Callable Secured Convertible Note in the name of AJW Qualified
                  Partners,   LLC  dated  December  30,  2004  (incorporated  by
                  reference to Form 8-K Current Report filed on January 3, 2005)

4.16 Callable Secured Convertible Note in the name of AJW Offshore, Ltd. dated December 30, 2004 (incorporated by reference to Form 8-K Current Report filed on January 3, 2005)

4.17 Callable Secured Convertible Note in the name of AJW Partners, LLC dated December 30, 2004 (incorporated by reference to Form 8-K Current Report filed on January 3, 2005)

4.18 Stock Purchase Warrant in the name of New Millennium Capital Partners II, LLC dated November 30, 2004 (incorporated by reference to Form 8-K Current Report filed on January 3, 2005)

4.19 Stock Purchase Warrant in the name of AJW Qualified Partners, LLC dated December 30, 2004 (incorporated by reference to Form 8-K Current Report filed on January 3, 2005)

4.20 Stock Purchase Warrant in the name of AJW Offshore, Ltd. dated December 30, 2004 (incorporated by reference to Form 8-K Current Report filed on January 3, 2005)

4.21 Stock Purchase Warrant in the name of AJW Partners, LLC dated December 30, 2004 (incorporated by reference to Form 8-K Current Report filed on January 3, 2005)

4.22              Callable   Secured   Convertible  Note  in  the  name  of  New
                  Millennium Capital Partners II, LLC dated January 19, 2005

4.23 Callable Secured Convertible Note in the name of AJW Qualified Partners, LLC dated January 19, 2005

4.24 Callable Secured Convertible Note in the name of AJW Offshore, Ltd. dated January 19, 2005

4.25 Callable Secured Convertible Note in the name of AJW Partners, LLC dated January 19, 2005

4.26 Stock Purchase Warrant in the name of New Millennium Capital Partners II, LLC dated January 19, 2005

4.27 Stock Purchase Warrant in the name of AJW Qualified Partners, LLC dated January 19, 2005

4.28 Stock Purchase Warrant in the name of AJW Offshore, Ltd. dated January 19, 2005

4.29 Stock Purchase Warrant in the name of AJW Partners, LLC dated January 19, 2005


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    SHARP HOLDING CORPORATION


Date: January 24, 2005                              By: /s/ George Sharp
                                                      --------------------------
                                                      Name: George Sharp
                                                      Title: CEO